ALLIANCEBERNSTEIN BLENDED STYLE SERIES
                                                        U.S. Large Cap Portfolio
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Supplement dated May 4, 2011 to the Summary Prospectuses and Prospectuses
dated December 31, 2010 for AllianceBernstein Blended Style Series - U.S. Large Cap Portfolio (the "Prospectuses"), offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the U.S. Large Cap Portfolio (the "Portfolio").

At a meeting held on May 3-5, 2011, the Board of Directors of AllianceBernstein Blended Style Series approved the liquidation and termination of the Portfolio. The Portfolio has suspended sales of its shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Portfolio expects to make the liquidating distributions on or shortly after August 16, 2011 and will convert its assets to cash shortly before this date.

In connection with the liquidation, the Board approved the immediate suspension of the Portfolio's distribution and/or service (12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the Portfolio's shares on or after the date of this Supplement. This CDSC waiver also applies to redemptions of shares of other
AllianceBernstein Mutual Funds that are acquired through exchange of the Portfolio's shares on or after the date of this Supplement.

Portfolio shareholders as of May 5, 2011 may continue to purchase new shares of the Portfolio until July 5, 2011. Shareholders may redeem shares of the Portfolio, and may exchange shares of the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds, until August 15, 2011. Shareholders should be aware that the Portfolio will no longer be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

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